Note 6. Inventories	12 Months Ended
Dec. 31, 2011
Inventory, Policy [Policy Text Block]

6. Inventories

The composition of inventories at December 31 is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Raw materials and component parts	$ 32,009	$ 25,075
Work-in-process	4,916	3,853
Finished goods	61,795	56,512
	98,720	85,440
LIFO reserve	(2,709)	-
	$ 96,011	$ 85,440

The carrying value of inventories accounted for by the last-in, first-out (LIFO) inventory method exclusive of the LIFO reserve was $74,885 at December 31, 2011 and $61,577 at December 31, 2010.  The remaining inventory amounts are held in foreign locations and accounted for using the first-in first-out method.

Inventory was adjusted to fair value as part of the Acquisition accounting as of December 3, 2010.  Accordingly, the LIFO reserve was eliminated at that date.  The fair value assigned to finished goods was manufactured cost, increased by the expected profit margins net of estimated disposal costs and selling profits. The expected margins were based on historical margins achieved by Thermadyne, and the relative amount of selling effort expected by Successor Thermadyne after the Acquisition Date. Work in process was valued using this approach adjusted to consider estimated costs to complete. Raw materials were priced at purchase cost which approximated fair value.